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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 23, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


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
     DELAWARE                      001-11077                22-2722773
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   (State or Other               (Commission              (IRS Employer
Jurisdiction of Formation)       File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On March 23, 2004, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports (the "Reports") with the U.S. Bankruptcy Court and the U.S. Trustee for the period from February 1, 2004 to February 29, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits

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
                  99.1  -   DVI, Inc. Monthly Operating Report for the period from February 1, 2004 to
                            February 29, 2004.

                  99.2  -   DVI Financial Services Inc. Monthly Operating Report for the period from February 1, 2004 to
                            February 29, 2004.

                  99.3  -   DVI Business Credit Corporation Monthly Operating Report for the period from February 1, 2004 to
                            February 29, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DVI, INC.

                                          By: /s/ John P. Boyle
                                              ---------------------------------
                                              John P. Boyle
                                              Vice President & Secretary
                                              of DVI, Inc.

Dated: March 23, 2004